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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


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                                   FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report:    February 1, 1994


                       STATE STREET BOSTON CORPORATION
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            (Exact name of Registrant as specified in its charter)


                                Massachusetts
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                (State or other jurisdiction of incorporation)


       0-5108                                        04-2456637
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    Commission File No.                    (IRS Employer Identification No.)


225 Franklin Street, Boston, Massachusetts                   02110
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(Address of principal executive offices)                   (Zip Code)



                                (617)786-3000
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              Registrant's telephone number, including area code









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Item 5.         Other Events
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                Registrant has been notified by the U.S. Environmental
                Protection Agency - Region 1, by letter dated February
                1, 1994 that the EPA has removed the Registrant and its principal subsidiary, State Street Bank and Trust Company, together with the former Union National Bank, a former subsidiary of Registrant now in receivership of the Federal Deposit Insurance Corporation, "from its list of potentially responsible parties" for the Silresim Chemical Corporation Superfund Site. The EPA's notification stated that it does not intend to take further steps to hold Registrant, State Street Bank and/or Union responsible for the hazardous wastes at the Site or for the cleanup costs associated with the Site; the EPA did reserve its rights to reassess this determination if new facts are discovered in the future.



                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   February 10, 1994



                                    STATE STREET BOSTON CORPORATION




                                    By:  /s/ Robert J. Malley
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                                         Robert J. Malley
                                         Senior Vice President and
                                         General Counsel






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